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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    November 8, 2002
                                                 ------------------------------

                                DSET CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         New Jersey                      0-23611                          22-300022
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer Identification No.)
     of Incorporation)

661 Shrewsbury Avenue
Shrewsbury, New Jersey                                           07702
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code        (732) 945-6000
                                                  -----------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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         Item 5. Other Events.

         On November 8, 2002, DSET Corporation (the "Company") issued a press release announcing that it had signed an Agreement of Merger (the "Merger Agreement") by and among NE Technologies, Inc. (the "Parent"), NE Technologies Acquisition Corporation, a wholly-owned subsidiary of Parent ("Merger Sub"), and the Company. Merger Sub is a newly formed corporation organized by Parent.

         Under the terms of the Merger Agreement, the Company will merge (the "Merger") with and into the Merger Sub, and the shareholders of the Company will receive $0.30 in cash for each outstanding share of the Company's Common Stock. Each of the Company's optionees shall be given requisite notice prior to the Merger of the timeframe in which they may elect to exercise outstanding options granted under the Company's stock option plans. The Merger is subject to various conditions, including approval by the Company's shareholders. Certain key shareholders of the Company have agreed to vote in favor of the transaction.

         Upon consummation of the Merger, the Company's Common Stock will no longer be traded on the Nasdaq SmallCap Market or any other securities exchange, and the Company will become a privately owned company. The Company amended its Rights Agreement dated as of July 20, 2001, between the Company and American Stock Transfer & Trust Company, in connection with the proposed Merger.

         Item 7. Exhibits.

         Exhibit No.    Description
         -----------    -----------

              2.1 Agreement of Merger, dated as of November 8, 2002, by and among NE Technologies, Inc., NE Technologies Acquisition Corporation, a wholly-owned subsidiary of NE Technologies, Inc. and DSET Corporation.

              2.2 Form of Stockholders Agreement, dated as of November 8, 2002, by and among NE Technologies, Inc., NE Technologies Acquisition Corporation and each of Signal Lake Venture Fund, L.P. and NV Partners II.

              4.1 Rights Agreement, dated July 20, 2001, between DSET Corporation and American Stock Transfer & Trust Company (incorporated herein by reference to the Company's Current Report on Form 8-K filed with the SEC on July 25, 2001).

              4.2 Amendment No. 1 to the Rights Agreement, dated November 8, 2002, between DSET Corporation and American Stock Transfer & Trust Company.

              99.1      Press release of DSET Corporation, dated November 8,
                        2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DSET CORPORATION

                                         By:      /s/ Bruce M. Crowell
                                                  -----------------------
                                         Name:    Bruce M. Crowell
                                         Title:   Chief Financial Officer

November 8, 2002

                                      -2-




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                                  Exhibit Index

         Exhibit No.    Description
         -----------    -----------

              2.1 Agreement of Merger, dated as of November 8, 2002, by and among NE Technologies, Inc., NE Technologies Acquisition Corporation, a wholly-owned subsidiary of NE Technologies, Inc. and DSET Corporation.

              2.2 Form of Stockholders Agreement, dated as of November 8, 2002, by and among NE Technologies, Inc., NE Technologies Acquisition Corporation and each of Signal Lake Venture Fund, L.P. and NV Venture Partners II.

              4.1 Rights Agreement, dated July 20, 2001, between DSET Corporation and American Stock Transfer & Trust Company (incorporated herein by reference to the Company's Current Report on Form 8-K filed with the SEC on July 25, 2001).

              4.2 Amendment No. 1 to the Rights Agreement, dated November 8, 2002, between DSET Corporation and American Stock Transfer & Trust Company.

              99.1      Press release of DSET Corporation, dated November 8,
                        2002.


                          STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as.................................'TM'